BUSINESS COMBINATION AND OTHER TRANSACTION (Schedule of purchase price to assets acquired and liabilities) (Details) - USD ($) $ in Thousands			12 Months Ended
		Aug. 13, 2025	Dec. 31, 2025	Dec. 31, 2024
Acquired net Assets :
Goodwill			$ 186	$ 0
LayerBio Inc. [Member]
Consideration :
Closing Cash consideration paid			550
Bridge loan			50
Fair value of the noncontrolling interest			931
Total Consideration		$ 600	1,531
Acquired net Assets :
Cash including bridge loan			620
Other assets			13
Intangible asset - IPR&D	[1]		872
Trade and other payables			(160)
Total net Assets			1,345
Goodwill			$ 186

[1]	The fair value of the IPR&D was estimated by applying the income approach, specifically the Multi Period Excess Earnings method. Acquired IPR&D intangible asset is not amortized; instead, it is subject to an impairment assessment, at least annually and in each reporting period upon the occurrence of indicators of impairment. The valuation incorporated management’s projections regarding development timelines, expected commercialization probability, and estimated future cash flows associated with Layer Bio product candidate. Significant inputs used in the measurement included the projected development costs and operating expenses for the clinical program, probability‑adjusted cash flow assumptions based on the stage of development as of the acquisition date, and a discount rate of 30.5% reflecting the asset‑specific risk profile.Based on these inputs, the fair value of the IPR&D asset recognized in the purchase price allocation was $872.